UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2019

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

170 Pater House, Psaila Street

Birkirkara, Malta, BKR 9077

(Address of principal executive offices)

(268) 562-9111

(Registrant’s telephone number, including area code)

___________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 22, 2019, Esports Entertainment Group, Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”). Greater than 78% of the shares of common stock outstanding and entitled to vote at the Special Meeting were present in person or by proxy, thereby constituting a quorum.

The matters that were voted upon at the Special Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matter, where applicable, are set forth in the table below.

	Number of Votes
	Votes For	Votes Against/Withheld	Abstentions
1. Ratify an amendment to the Company’s Articles of Incorporation increasing the Company’s authorized Common Stock to 500,000,000 (“Increase in Authorized Shares ”) and the issuance of Common Stock potentially made in excess of the Company’s authorized capital stock (the “Over-Allotted Issuances”, collectively the “Ratification of Authorized Share Increase and Issuances”);	68,534,008	114,472	334,150

2. Ratify the Company’s name change from Virtual Closet, Inc. to DK Sinopharma, Inc. (the “Initial Name Change”); the Company’s name change from DK Sinopharma, Inc. to VGambling Inc. (the “Second Name Change”); the Company’s name change from VGambling Inc. to. Esports Entertainment Group, Inc. (the “Third Name Change”, and together with the Initial Name Change and the Second Name Change, the “Ratification of the Name Changes”);	68,635,298	5,900	341,432

3. Approve and ratify the adoption of the Company’s 2017 Stock Incentive Plan (the “Adoption of the 2017 Plan”); and	68,575,792	72,088	334,750

4. Amend and restate the Company’s Articles of Incorporation in its entirety (the “Adoption of Amended and Restated Articles”).	68,592,142	55,938	334,550

On the basis of the above votes, the Ratification of Authorized Share Increase and Issuances, the Ratification of the Name Changes, the Adoption of the 2017 Plan and the Adoption of Amended and Restated Articles were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Dated: April 23, 2019	By:	/s/ Grant Johnson
Grant Johnson Chief Executive Officer

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